UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2009

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On October 15, 2009, the audit committee of our board of directors, upon the recommendation of management, concluded that the previously issued financial statements contained in our annual report on Form 10-K for the year ended December 31, 2008, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009 (collectively, the “Prior Periods”) should no longer be relied upon because of errors in those financial statements, some of which arose from potential irregularities outside of the accounting department. Through June 30, 2009, we shipped 68 Sensei Robotic Catheter Systems based on valid customer purchase orders for which revenue was recognized. We have received full payment for all but two of these systems. Of these two systems, we have not been paid for one system on which we recognized revenue in the quarter ended June 30, 2009 and to date have received partial payment of $320,000 on the sale of system to a distributor on which we recognized revenue in the quarter ended March 31, 2009. We have identified systems for which revenue should have been recognized in a later period than the period in which it was recognized and revenue on a smaller number of systems that should have been reflected as deferred revenue on our balance sheet as of June 30, 2009.

In addition to the financial statements for the Prior Periods referenced above, related press releases, reports and stockholder communications describing our financial statements for the Prior Periods and the report of our independent registered accounting firm, PricewaterhouseCoopers LLP, related to the year ended December 31, 2008, should no longer be relied upon.

Our revenues are primarily derived from the sale of our Sensei system. As software is more than incidental to the functioning of our Sensei system, our revenue recognition policy is based on American Institute of Certified Public Accountants, Statement of Position 97-2, Software Revenue Recognition, or SOP 97-2. Under our policy, revenues are recognized when, among other conditions, delivery to the customer has occurred and our services have been fully rendered. Since most of our sales contracts for systems include installation and training services and because we do not have vendor-specific objective evidence of the fair value of these services, we are required by SOP 97-2 to defer all such system revenues until training and installation is completed. We also sell systems to independent distributors, and have recognized revenue upon shipment of systems to those distributors that we believed were independently capable of performing required installation and training.

The disclosures in this Form 8-K are the result of an investigation by our audit committee, with the assistance of independent outside counsel, that commenced following our receipt in August 2009 of an anonymous “whistleblower” report alleging a single irregularity that resulted in improper revenue recognition in the quarter ended December 31, 2008. As a result of the investigation, the audit committee and management have determined that there are instances where revenue recognition occurred prior to the completion of all our obligations to customers. In addition, the investigation may result in a determination that one or more distributors were not independently capable of installing systems at the time we first recognized revenue of systems purchased by such distributor(s).

Our review is ongoing so we are not yet able to estimate the extent and timing of adjustments that will be required to our financial statements for the Prior Periods or whether our financial statements for the quarters ended June 30, 2007 and September 30, 2007, and for the year ended December 31, 2007 may require adjustment. The ultimate findings of our ongoing review and the impact of these matters on our results of operations and financial condition as previously reported are not yet known. We are also reviewing our internal control over financial reporting and our disclosure controls and procedures. We will not reach a final conclusion on the restatement’s effect on internal control over financial reporting or disclosure controls and procedures until completion of the restatement. We are working diligently towards completing the restatement and timely filing our quarterly report on Form 10-Q for the period ended September 30, 2009; however, given the scope and complexity of the review, there can be no assurance that this timing goal will be met.

We have discussed the matters in this Form 8-K with our independent registered public accounting firm.

A copy of the press release announcing the matters described in Item 4.02(a) is attached as Exhibit 99.1 and incorporated herein by reference.

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the type and extent of matters reflected in such restated financial statements, the timing of filing of our restated financial statements and our quarterly report on Form 10-Q for the period ended September 30, 2009, and statements containing the words “plan,” “expects,” “believes,” “goal,” “estimate,” and similar words. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the time necessary to complete our investigation and review; the final conclusions of our audit committee, board of directors and independent registered public accounting firm concerning matters related to our revenue recognition and other potential adjustments to our financial statements following the completion of our investigation and review; the review and audit by our independent registered public accounting firm of our financial statements; the risk that these activities will not be completed before the deadline for filing our quarterly report on Form 10-Q for the quarter ended September 30, 2009; and other risks more fully described in the “Risk Factors” section of our quarterly report on Form 10-Q for the quarter ended June 30, 2009 filed with the Securities and Exchange Commission on August 6, 2009.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Hansen Medical, Inc. on October 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: October 19, 2009	/s/ STEVEN M. VAN DICK
Steven M. Van Dick
Chief Financial Officer

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